JAMES HARDIE EXECUTIVE DEFERRED COMPENSATION PLAN Effective January 1, 2021 IMPORTANT NOTE This document has not been approved by the Department of Labor, Internal Revenue Service or any other governmental entity. An adopting Employer must determine whether the Plan is subject to the Federal securities laws and the securities laws of the various states. An adopting Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees” under Title I of the Employee Retirement Income Security Act of 1974, as amended, with respect to the Employer’s particular situation. Fidelity Employer Services Company, its affiliates and employees cannot provide you with legal advice in connection with the execution of this document. This document should be reviewed by the Employer’s attorney prior to execution. EXHIBIT 10.64

James Hardie Building Products, Inc. James Hardie Executive Deferred Compensation Plan Article 9-4 (a) Relevant Corporations. To constitute a Change in Control for purposes of the Plan, the event must relate to: (i) the corporation for whom the Participant is performing services at the time of the Change in Control, (ii) the corporation that is liable for the payment of the Participant’s benefits under the Plan (or all corporations liable if more than one corporation is liable) but only if either the deferred compensation is attributable to the performance of services by the Participant for such corporation (or corporations) or there is a bona fide business purpose for such corporation (or corporations) to be liable for such payment and, in either case, no significant purpose of making such corporation (or corporations) liable for such payment is the avoidance of federal income tax, or (iii) a corporation that is a majority shareholder of a corporation identified in (i) or (ii), or any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain, ending in a corporation identified in (i) or (ii). A majority shareholder is defined as a shareholder owning more than fifty percent (50%) of the total fair market value and voting power of such corporation. (b) Stock Ownership. Code Section 318(a) applies for purposes of determining stock ownership. Stock underlying a vested option is considered owned by the individual who owns the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). If, however, a vested option is exercisable for stock that is not substantially vested (as defined by Treas. Reg. § 1.83-3(b) and (j)) the stock underlying the option is not treated as owned by the individual who holds the option. (c) Change in the Ownership of a Corporation. A change in the ownership of a corporation occurs on the date that any one person or more than one person acting as a group, acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of such corporation. If any one person or more than one person acting as a group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of a corporation, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the corporation (or to cause a change in the effective control of the corporation as discussed below in Section 9.7(d)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock. Section 9.7(c) applies only when there is a transfer of stock of a corporation (or issuance of stock of a corporation) and stock in such corporation remains outstanding after the transaction. For purposes of this Section 9.7(c), persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time or as a result of a public offering. Persons will, however, be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

James Hardie Building Products, Inc. James Hardie Executive Deferred Compensation Plan Article 9-5 (d) Change in the Effective Control of a Corporation. A change in the effective control of a corporation occurs on the date that either (i) any one person, or more than one person acting as a group, acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing thirty percent (30%) or more of the total voting power of the stock of such corporation, or (ii) a majority of members of the corporation’s Board of Directors is replaced during any twelve month period by Directors whose appointment or election is not endorsed by a majority of the members of the corporation’s Board of Directors prior to the date of the appointment or election, provided that for purposes of this paragraph (ii), the term corporation refers solely to the relevant corporation identified in Section 9.7(a) for which no other corporation is a majority shareholder for purposes of Section 9.7(a). In the absence of an event described in Section 9.7(d)(i) or (ii), a change in the effective control of a corporation will not have occurred. A change in effective control may also occur in any transaction in which either of the two corporations involved in the transaction has a change in the ownership of such corporation as described in Section 9.7(c) or a change in the ownership of a substantial portion of the assets of such corporation as described in Section 9.7(e). If any one person, or more than one person acting as a group, is considered to effectively control a corporation within the meaning of this Section 9.7(d), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation or to cause a change in the ownership of the corporation within the meaning of Section 9.7(c). For purposes of this Section 9.7(d), persons will or will not be considered to be acting as a group in accordance with rules similar to those set forth in Section 9.7(c) with the following exception. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.